Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Coda Octopus Group, Inc., a Delaware corporation (the “Company”), for the period ended April 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Annmarie Gayle, Chief Executive Officer of the Company, and Michael Midgley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2020

/s/ Annmarie Gayle
Annmarie Gayle Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael Midgley
Michael Midgley Chief Financial Officer (Principal Financial and Accounting Officer)